UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3785

Fidelity Advisor Series I
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2008

This report on Form N-CSR relates solely to the Registrant's Fidelity Real Estate High Income Fund series (the "Fund").

Item 1. Reports to Stockholders

Fidelity®

Real Estate High Income
Fund

Annual Report

November 30, 2008

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets and cash flows as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Turmoil has been the watchword for the world's securities markets in 2008, with domestic and international stocks down sharply amid the global credit squeeze. A flight to quality boosted returns for U.S. Treasuries, one of the few asset classes with positive results heading into the latter stages of the year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $100,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2008	Past 1 year	Past 5 years	Past 10 years
Fidelity® Real Estate High Income	-37.01%	-2.86%	4.78%

$100,000 Over 10 Years

Let's say hypothetically that $100,000 was invested in Fidelity® Real Estate High Income Fund on November 30, 1998. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® U.S. High Yield Master Cash Pay Only Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Stephen Rosen and David Bagnani, Co-Portfolio Managers of Fidelity® Real Estate High Income Fund

High-yielding real estate securities fared poorly during the 12 months ending November 30, 2008. Early in the period, investors focused on the growing difficulties with residential subprime loans and securities backed by them. By March, when investment bank Bear Stearns was near bankruptcy, fear had gripped all markets for structured debt, including commercial mortgage-backed securities (CMBS). Although the broad flight from risk also hurt corporate high-yield bonds, which make up the fund's benchmark, they suffered much less. During most of the period's second half, the tables were turned, with CMBS holding up better than the corporate bond sector. That said, our investment universe took a hit in November, when the U.S. Treasury announced that funds from TARP (Troubled Asset Relief Program) would not be used to purchase CMBS. Additionally, the numerous headlines concerning defaults and impending defaults in both the residential and commercial real estate sectors caused most buyers to move to the sidelines, even in the case of relatively high-quality CMBS. Overall, the Merrill Lynch® U.S. High Yield Master Cash Pay Only Index finished with a -31.21% return, while the stock market, as measured by the Standard & Poor's 500SM Index, fell 38.09%.

During the year, the fund returned -37.01%, lagging the Merrill Lynch index. Our BB-rated CMBS holdings were particularly detrimental to performance, as they suffered steep losses and constituted one of our largest sector weightings. Major detractors included CSFB 98-C1, a BB-rated position in the CMBS category and one of the fund's larger holdings. This position had significant exposure to the retail sector, one of the riskier property types. A position in shopping mall REIT (real estate investment trust) General Growth Properties, formerly known as Rouse Company, also pulled down performance, as did CSFB 02-CKP1, another holding in the CMBS category. Further detracting was WCRE CDO 06-1, a collateralized debt obligation in the commercial real estate area. Conversely, not owning several benchmark components - which the fund normally wouldn't own anyway because they are corporate bonds - aided performance. In the CMBS category, MCFI 1998-MC3 helped cushion some of the fund's loss. We bought two tranches of this issue during the period at advantageous prices, and - contrary to many investors' expectations - the bonds paid off on schedule. Other contributors included CSFB 04-CBN1, a subordinate portion of a first mortgage on an apartment complex, and MSC 97-RR G1, a resecuritization of old CMBS bonds originated during or prior to 1997.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2008 to November 30, 2008).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Expenses Paid During Period* June 1, 2008 to November 30, 2008
Actual	.84%	$ 1,000.00	$ 693.60	$ 3.56
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,020.80	$ 4.24

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Quality Diversification (% of fund's net assets)
As of November 30, 2008	As of May 31, 2008
AAA,AA,A 23.9%	AAA,AA,A 13.5%
BBB 21.9%	BBB 22.9%
BB 19.9%	BB 28.5%
B 11.5%	B 13.1%
CCC,CC,C 7.7%	CCC,CC,C 3.7%
D 1.2%	D 1.2%
Not Rated 3.7%	Not Rated 5.4%
Equities 6.7%	Equities 5.0%
Short-Term Investments and Net Other Assets 3.5%	Short-Term Investments and Net Other Assets 6.7%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Where neither Moody's or S&P ratings are available, we have used Fitch® ratings. All ratings are as of the report date and do not reflect subsequent downgrades.

Asset Allocation (% of fund's net assets)
As of November 30, 2008	As of May 31, 2008
Interfund Loans 3.3%	Interfund Loans 0.0%
CMOs and Other Mortgage Related Securities 74.8%	CMOs and Other Mortgage Related Securities 72.0%
Asset-Backed Securities 9.0%	Asset-Backed Securities 8.9%
Nonconvertible Bonds 2.8%	Nonconvertible Bonds 4.2%
Convertible Bonds, Preferred Stocks 5.8%	Convertible Bonds, Preferred Stocks 5.3%
Floating Rate Loans 0.4%	Floating Rate Loans 2.0%
Other Investments 0.4%	Other Investments 0.9%
Short-Term Investments and Net Other Assets 3.5%	Short-Term Investments and Net Other Assets 6.7%

Annual Report

Investments November 30, 2008

Showing Percentage of Net Assets

Corporate Bonds - 5.2%
		Principal Amount (b)	Value
Convertible Bonds - 2.4%
Homebuilding/Real Estate - 2.4%
Anthracite Capital, Inc. 11.75% 9/1/27 (d)		$ 1,500,000	$ 420,000
ERP Operating LP 3.85% 8/15/26		2,230,000	1,793,656
ProLogis Trust 1.875% 11/15/37		1,000,000	330,510
SL Green Realty Corp. 3% 3/30/27 (d)		1,500,000	823,897
Vornado Realty Trust 2.85% 4/1/27		3,000,000	1,944,780
Weingarten Realty Investors 3.95% 8/1/26		3,000,000	1,999,096
			7,311,939
Nonconvertible Bonds - 2.8%
Diversified Financial Services - 0.1%
Wrightwood Capital LLC 9% 6/1/14 (d)		1,000,000	495,000
Healthcare - 0.4%
Skilled Healthcare Group, Inc. 11% 1/15/14		1,540,000	1,355,200
Homebuilding/Real Estate - 1.4%
Forest City Enterprises, Inc.:
6.5% 2/1/17		500,000	250,000
7.625% 6/1/15		500,000	250,000
Highwoods/Forsyth LP 5.85% 3/15/17		1,000,000	700,000
HMB Capital Trust V 6.4188% 12/15/36 (a)(d)(f)		1,000,000	100
iStar Financial, Inc. 5.15% 3/1/12		3,000,000	1,125,000
Nationwide Health Properties, Inc. 6% 5/20/15		1,000,000	733,129
Rouse Co.:
5.375% 11/26/13		2,455,000	540,100
7.2% 9/15/12		75,000	18,000
Rouse Co. LP/TRC, Inc. 6.75% 5/1/13 (d)		3,335,000	733,700
			4,350,029
Hotels - 0.5%
Times Square Hotel Trust 8.528% 8/1/26 (d)		2,473,266	1,483,959
Restaurants - 0.4%
Landry's Restaurants, Inc. 9.5% 12/15/14		1,250,000	1,125,000
TOTAL NONCONVERTIBLE BONDS			8,809,188
TOTAL CORPORATE BONDS (Cost $28,107,590)			16,121,127
Asset-Backed Securities - 9.0%
		Principal Amount (b)	Value
Ameriquest Mortgage Securities, Inc. Series 2004-R9 Class M9, 3.895% 10/25/34 (d)(f)		$ 398,266	$ 7,730
Anthracite CDO I Ltd. Series 2002-CIBA Class E, 9.314% 5/24/37 (d)		1,500,000	375,000
Anthracite CDO II Ltd. Series 2002-2A:
Class F, 7.6% 12/24/37 (d)		2,445,000	1,105,629
Class G, 9.75% 12/24/37 (d)		3,225,000	1,345,148
Anthracite CDO III Ltd./Anthracite CDO III Corp. Series 2004-1A Class A, 1.7588% 3/23/19 (d)(f)		2,331,149	1,591,223
Argent Securities, Inc. Series 2004-W9 Class M7, 4.195% 6/26/34 (f)		344,523	33,247
Atherton Franchise Loan Funding LLP:
Series 1998-A Class E, 8.25% 5/15/20 (d)(e)		1,500,000	75,750
Series 1998-A Class F, 7.44% 11/15/14 (a)(d)		825,621	8
Capital Trust RE CDO Ltd. Series 2005-1A:
Class D, 2.9525% 3/20/50 (d)(f)		750,000	150,000
Class E, 3.5525% 3/20/50 (d)(f)		3,000,000	750,000
Capital Trust RE CDO Ltd./Capital Trust RE CDO Corp. Series 2005-3A Class A2, 5.16% 6/25/35 (d)		3,920,000	3,072,578
Countrywide Home Loan Trust Series 2006-BC2N Class N, 6.5% 2/25/47 (d)		344,423	10,333
Crest Clarendon Street Ltd./Crest Clarendon Corp. Series 2002-1A:
Class B1, 6.065% 12/28/35 (d)		1,595,000	1,036,750
Class B2, 5.1188% 12/28/35 (d)(f)		1,665,000	1,048,950
Class D, 9% 12/28/35 (d)		5,170,000	827,200
Crest Dartmouth Street Ltd./Crest Dartmouth Street Corp. Series 2003-1A Class D, 9% 6/28/38 (d)		4,300,000	2,049,380
Crest G-Star Ltd. Series 2001-2A Class C, 10% 2/25/32 (d)		1,330,000	279,300
Crest Ltd.:
Series 2000-1A Class D, 10% 8/31/36 (d)		2,200,000	242,000
Series 2004-1A Class H1, 7.2063% 1/28/40 (d)(f)		2,150,000	322,500
Fairfield Street Solar Corp. Series 2004-1A:
Class E1, 5.5463% 11/28/39 (d)(f)		1,000,000	100,000
Class F, 7.0463% 11/28/39 (d)(f)		1,050,000	105,000
G-Star Ltd. Series 2002-1A Class C, 8% 4/25/37 (d)		3,155,195	1,577,597
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 3.895% 6/25/35 (f)(h)		1,070,000	71,326
Guggenheim Structured Real Estate Funding Ltd. Series 2006-3 Class E, 3.045% 9/25/46 (d)(f)		1,580,000	158,000
Asset-Backed Securities - continued
		Principal Amount (b)	Value
Guggenheim Structured Real Estate Funding Ltd./Guggenheim Structured Real Estate Funding LLC Series 2005-2A:
Class D, 2.945% 8/26/30 (d)(f)		$ 550,000	$ 165,000
Class E, 3.395% 8/26/30 (d)(f)		1,055,000	158,250
Home Equity Asset Trust Series 2006-3N Class B, 6.5% 8/27/36 (a)(d)		990,000	1
Leafs CMBS I Ltd. Series 2002-1A Class D, 4.13% 11/20/37 (d)		1,000,000	778,953
Lenox Ltd. Series 2007-1 14.4479% 3/4/45 (d)(f)		1,865,000	238,058
Long Beach Asset Holdings Corp. Series 2006-4 Class N1, 5.877% 6/25/46 (d)		906,885	9,069
Merit Securities Corp. Series 13 Class M1, 8.63% 12/28/33		1,665,000	1,203,907
N-Star Real Estate CDO Ltd. Series 1A:
Class B1, 3.8563% 8/28/38 (d)(f)		3,635,000	1,817,500
Class C1B, 7.696% 8/28/38 (d)		893,000	267,900
Park Place Securities, Inc.:
Series 2004-WHQ2 Class M10, 3.895% 2/25/35 (d)(f)		642,123	14,046
Series 2005-WHQ1 Class M10, 3.895% 3/25/35 (d)(f)		1,665,000	71,897
Prima Capital CDO Ltd./Prima Capital CDO Corp. Series 2005-1A Class A2, 4.646% 7/24/39 (d)		2,999,107	2,661,899
Residential Asset Securities Corp. Series 2003-KS10 Class MI3, 6.41% 12/25/33		576,953	288,477
Resource Real Estate Funding CDO Series 2007-1A Class J, 6.2088% 9/1/46 (d)(f)		1,190,000	119,000
Taberna Preferred Funding III Ltd. Series 2005-3A:
Class D, 5.5088% 2/5/36 (d)(f)		2,054,556	20,546
Class E, 7.3588% 2/5/36 (d)(f)		548,366	5,484
TIAA Real Estate CDO Ltd./TIAA Real Estate CDO Corp.:
Series 2002-1A:
Class IIFX, 6.77% 5/22/37 (d)		1,925,000	1,347,500
Class IV, 6.84% 5/22/37 (d)		2,787,000	1,393,500
Series 2003-1A Class B2, 5.4802% 12/28/38 (d)		700,000	348,670
Wachovia Ltd./Wachovia LLC Series 2006-1A Class A2A, 3.4313% 9/25/26 (d)(f)		2,320,000	997,600
TOTAL ASSET-BACKED SECURITIES (Cost $67,988,446)			28,241,906
Collateralized Mortgage Obligations - 8.3%
		Principal Amount (b)	Value
Private Sponsor - 7.9%
Countrywide Home Loans, Inc. Series 2005-R3:
Class B3, 5.5% 9/25/35 (d)(f)		$ 638,013	$ 78,195
Class B4, 5.5% 9/25/35 (d)(f)		411,475	27,651
Countrywide Home Loans, Inc.:
Series 2002-R1:
Class B3, 6.61% 7/25/32 (d)(f)		759,854	163,027
Class B4, 6.61% 7/25/32 (d)(f)		1,400,916	145,023
Series 2002-R2 Class 2B4, 5.9136% 7/25/33 (d)(f)		127,404	21,601
Series 2002-R3:
Class B3, 5.75% 8/25/43 (d)		712,544	176,198
Class B4, 5.75% 8/25/43 (d)		405,380	40,420
Class B5, 5.75% 8/25/43 (d)		165,626	3,296
Series 2003-40:
Class B3, 4.5% 10/25/18 (d)		179,359	45,091
Class B4, 4.5% 10/25/18 (d)		71,744	13,466
Class B5, 4.5% 10/25/18 (d)		243,717	34,730
Series 2003-50:
Class B4, 5% 11/25/18 (d)		217,439	48,380
Class B5, 5% 11/25/18 (d)		216,932	28,331
Series 2003-R1:
Class 2B4, 5.9102% 2/25/43 (d)(f)		99,774	14,919
Class 2B5, 5.9102% 2/25/43 (d)(f)		346,665	37,516
Series 2003-R2 Class B3, 5.5% 5/25/43 (d)		699,029	60,340
Series 2003-R3 Class B3, 5.5% 11/25/33 (d)		668,847	105,343
Series 2004-R1 Class 1B3, 5.5% 11/25/34 (d)(f)		931,378	98,037
Credit Suisse First Boston Mortgage Acceptance Corp. Series 2004-6 Class B4, 4.7565% 9/25/19 (d)(f)		155,166	31,033
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2002-26:
Class 4B3, 7% 10/25/17		265,027	35,779
Class 4B4, 7% 10/25/17		80,269	7,224
Class 4B5, 7% 10/25/17 (d)		48,181	843
Series 2004-5:
Class CB5, 5.0644% 8/25/19 (d)(f)		150,415	7,521
Class CB6, 5.0644% 8/25/19 (d)(f)		99,780	3,492
Series 2005-10 Class CB5, 5.1948% 11/25/20 (d)(f)		267,154	4,007
Series 2005-2 Class CB4, 5.2191% 3/25/35 (d)(f)		675,256	27,010
Diversified REIT Trust:
Series 1999-1A:
Class F, 6.78% 3/18/11 (d)(f)		1,936,600	1,925,343
Class G, 6.78% 3/18/11 (d)(f)		2,425,400	2,445,772
Collateralized Mortgage Obligations - continued
		Principal Amount (b)	Value
Private Sponsor - continued
Diversified REIT Trust: - continued
Series 1999-1A:
Class H, 6.78% 3/18/11 (d)(f)		$ 1,390,000	$ 1,384,633
Series 2000-1A:
Class F, 6.971% 3/8/10 (d)		1,170,000	997,495
Class G, 6.971% 3/8/10 (d)		1,335,000	1,105,260
Class H, 6.971% 3/8/10 (d)		1,835,000	1,480,056
GMAC Commercial Mortgage Securities, Inc. Series 1993-C3 Class L, 6.974% 8/15/36 (d)		3,374,241	168,712
GMAC Mortgage Loan Trust Series 2003-J4 Class B1, 4.75% 9/25/18 (d)		212,355	147,622
LB Commercial Conduit Mortgage Trust Series 1998-C4 Class F, 6% 10/15/35 (d)		1,910,000	1,886,628
Merrill Lynch Floating Trust floater Series 2006-1 Class TM, 1.9225% 6/15/22 (d)(f)		5,997,768	3,688,628
Nomura Asset Acceptance Corp. Series 2001-R1A:
Class B1, 7% 2/19/30 (d)		500,890	375,789
Class B2, 7% 2/19/30 (d)		429,334	136,843
RESI Finance LP/RESI Finance DE Corp. floater:
Series 2003-B Class B9, 13.7175% 7/10/35 (d)(f)		1,449,960	1,203,467
Series 2005-A Class B6, 3.7675% 3/10/37 (d)(f)		753,972	182,763
Series 2006-B Class B6, 3.1225% 7/15/38 (d)(f)		1,132,820	180,458
Residential Funding Securities Corp. Series 2002-RM1 Class BI2, 5.5% 12/25/17 (d)		141,192	72,942
RESIX Finance Ltd. floater:
Series 2003-D Class B9, 13.2675% 12/10/35 (d)(f)		451,323	258,066
Series 2004-A:
Class B7, 6.0175% 2/10/36 (d)(f)		461,854	196,657
Class B9, 10.7675% 2/10/36 (d)(f)		751,898	305,496
Series 2004-B:
Class B8, 6.5175% 2/10/36 (d)(f)		384,610	118,691
Class B9, 10.0175% 2/10/36 (d)(f)		652,727	212,006
Series 2004-C:
Class B7, 5.2675% 9/10/36 (d)(f)		1,965,982	726,430
Class B8, 6.0175% 9/10/36 (d)(f)		1,750,660	584,020
Class B9, 8.7675% 9/10/36 (f)		655,327	202,693
Series 2005-A:
Class B10, 10.2675% 3/10/37 (d)(f)		471,233	90,618
Class B7, 4.7675% 3/10/37 (d)(f)		1,413,698	329,957
Class B9, 7.5175% 3/10/37 (d)(f)		1,641,774	313,251
Series 2005-B:
Class B7, 4.8675% 6/10/37 (d)(f)		1,676,033	320,793
Class B8, 5.6675% 6/10/37 (d)(f)		577,300	84,401
Collateralized Mortgage Obligations - continued
		Principal Amount (b)	Value
Private Sponsor - continued
RESIX Finance Ltd. floater: - continued
Series 2005-B:
Class B9, 7.5175% 6/10/37 (d)(f)		$ 558,678	$ 84,696
Series 2005-C:
Class B7, 4.8675% 9/10/37 (d)(f)		1,753,046	309,237
Class B8, 5.5175% 9/10/37 (d)(f)		1,012,765	144,420
Class B9, 7.4675% 9/10/37 (d)(f)		1,657,772	240,543
Series 2005-D:
Class B7, 5.6725% 12/15/37 (d)(f)		1,597,502	275,729
Class B8, 7.1725% 12/15/37 (d)(f)		1,315,590	216,546
Series 2006-A:
Class B7, 4.9225% 3/15/38 (d)(f)		1,034,613	134,293
Class B8, 5.2725% 3/15/38 (d)(f)		664,077	69,728
Class B9, 6.9225% 3/15/38 (d)(f)		413,845	44,033
Series 2006-B Class B7, 5.2725% 7/15/38 (d)(f)		1,171,221	207,072
Series 2007-A Class B10, 6.1725% 2/15/39 (d)(f)		1,581,222	102,305
Taberna Preferred Funding VI Ltd. Series 2006-6A Class F1, 7.3588% 12/5/36 (d)(f)		3,304,935	33,049
Wells Fargo Mortgage Backed Securities Trust Series 2003-3 Class 2B4, 5.25% 4/25/33 (d)		340,959	251,454
TOTAL PRIVATE SPONSOR			24,497,068
U.S. Government Agency - 0.4%
Fannie Mae REMIC Trust:
Series 2001-W3 subordinate REMIC pass thru certificates:
Class B3, 7% 9/25/41 (h)		669,600	224,450
Class B4, 7% 9/25/41 (h)		366,703	92,009
Class B5, 7% 9/25/41 (h)		348,391	17,615
Series 2002-W1 subordinate REMIC pass thru certificates:
Class 3B3, 5.4833% 2/25/42 (d)(f)		140,801	38,366
Class 3B5, 5.4833% 2/25/42 (d)(f)		126,455	11,359
Class B4, 6% 2/25/42 (d)		809,421	48,938
Series 2002-W6 subordinate REMIC pass thru certificates, Class 3B4, 5.5959% 1/25/42 (d)(f)		117,172	23,122
Series 2003-W1 subordinate REMIC pass thru certificates:
Class B3, 5.75% 12/25/42 (h)		2,199,165	487,841
Class B4, 5.75% 12/25/42 (h)		1,345,627	228,447
Class B5, 5.75% 12/25/42 (h)		493,940	16,181
Collateralized Mortgage Obligations - continued
		Principal Amount (b)	Value
U.S. Government Agency - continued
Fannie Mae REMIC Trust: - continued
Series 2003-W10 subordinate REMIC pass thru certificates:
Class 2B4, 5.6236% 6/25/43 (f)(h)		$ 363,074	$ 52,221
Class 2B5, 5.6236% 6/25/43 (f)(h)		335,534	34,248
TOTAL U.S. GOVERNMENT AGENCY			1,274,797
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $63,341,735)			25,771,865
Commercial Mortgage Securities - 66.5%

Asset Securitization Corp.:
Series 1996-D2 Class B1A, 8.934% 2/14/29 (d)(f)		1,895,000	1,617,661
Series 1997-D4 Class B5, 7.525% 4/14/29		4,476,925	636,899
Series 1997-MD7 Class A4, 8.1667% 1/13/30 (f)		1,018,285	1,023,630
Banc of America Commercial Mortgage Trust Series 2008-1 Class D, 6.3887% 2/10/51 (d)(f)		1,970,000	472,800
Banc of America Commercial Mortgage, Inc.:
sequential payer Series 2005-1 Class A3, 4.877% 11/10/42		3,499,368	3,253,795
Series 2004-4:
Class K, 4.637% 7/10/42 (d)(f)		1,650,000	141,991
Class L, 4.637% 7/10/42 (d)(f)		1,690,000	142,823
Series 2005-4 Class H, 5.3258% 7/10/45 (d)(f)		525,000	78,583
Banc of America Large Loan, Inc. floater Series 2005-MIB1 Class K, 3.4225% 3/15/22 (d)(f)		2,310,000	1,334,256
Bear Stearns Commercial Mortgage Securities Trust:
Series 1998-C1 Class F, 6% 6/16/30 (d)		600,000	417,455
Series 1999-C1:
Class G, 5.64% 2/14/31 (d)		915,000	606,748
Class H, 5.64% 2/14/31 (d)		1,475,030	295,006
Class I, 5.64% 2/14/31 (d)		3,200,000	640,000
Series 2007-BBA8:
Class K, 2.6225% 3/15/22 (d)(f)		1,595,000	877,250
Class L, 3.3225% 3/15/22 (d)(f)		3,703,000	1,740,410
Beckman Coulter, Inc. sequential pay Series 2000-A Class A, 7.4975% 12/15/18 (d)		4,667,772	1,937,125
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 2.726% 8/1/24 (d)(f)		136,955	86,693
Commercial Mortgage Securities - continued
		Principal Amount (b)	Value
BKB Commercial Mortgage Trust weighted average coupon Series 1997-C1 Class H, 3.4568% 10/25/22 (d)(f)		$ 78,391	$ 21,166
Chase Commercial Mortgage Securities Corp.:
Series 1998-1:
Class F, 6.56% 5/18/30 (d)		2,500,000	1,817,750
Class H, 6.34% 5/18/30 (d)		2,000,000	886,200
Series 1998-2 Class J, 6.39% 11/18/30 (d)		3,352,764	535,772
Chase Manhattan Bank-First Union National Bank Commercial Mortgage Trust Series 1999-1 Class G, 6.4% 8/15/31 (d)		4,000,000	2,775,906
COMM pass-thru certificates Series 2001-J2A Class F, 7.1576% 7/16/34 (d)(f)		1,520,000	500,282
Commercial Mortgage Asset Trust:
Series 1999-C1 Class F, 6.25% 1/17/32 (d)		5,380,000	3,172,706
Series 1999-C2:
Class G, 6% 11/17/32		4,575,000	2,307,630
Class H, 6% 11/17/32		4,372,000	1,981,390
Credit Suisse First Boston Mortgage Securities Corp.:
floater Series 1997-C2 Class H, 7.46% 1/17/35 (d)(f)		3,190,000	957,000
Series 1998-C1:
Class F, 6% 5/17/40 (d)		12,000,000	5,952,420
Class H, 6% 5/17/40 (d)		3,600,000	688,099
Series 1998-C2:
Class F, 6.75% 11/11/30 (d)		4,000,000	1,955,202
Class G, 6.75% 11/11/30 (d)		1,065,000	381,884
Series 2001-CK6 Class NW, 6.08% 8/15/36 (h)		2,011,601	261,508
Series 2001-SPGA Class C, 6.809% 8/13/18 (d)		400,000	238,291
Series 2002-CKP1 Class KZ, 6.294% 12/15/35 (d)(f)		6,026,000	1,506,500
Series 2003-C3 Class J, 4.231% 5/15/38 (d)		2,400,000	556,538
Series 2004-TF2A Class AX, 0% 11/15/19 (d)(f)(g)		3,186,451	319
Credit Suisse Mortgage Capital Certificates floater Series 2007-TFL1 Class L, 3.3225% 2/15/22 (d)(f)		2,385,000	238,500
Credit Suisse/Morgan Stanley Commercial Mortgage Trust Series 2006-HC1A Class K, 2.8995% 5/15/23 (d)(f)		2,824,000	1,353,994
Crest Ltd. Series 2001-1A Class C, 9% 2/25/34 (d)		6,101,000	5,053,924
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1:
Class F, 7.5% 6/15/31		3,600,000	3,108,117
Class J, 6.22% 6/15/31		6,665,000	2,990,919
DLJ Commercial Mortgage Corp.:
Series 1998-CF2 Class B3, 6.04% 11/12/31 (d)		5,785,000	4,714,702
Commercial Mortgage Securities - continued
		Principal Amount (b)	Value
DLJ Commercial Mortgage Corp.: - continued
Series 1998-CG1 Class B4, 7.4572% 6/10/31 (d)(f)		$ 1,690,000	$ 1,508,450
DLJ Mortgage Acceptance Corp. Series 1996-CF1 Class B4, 8.1578% 3/13/28 (f)		2,105,000	1,537,308
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 7.9484% 4/29/39 (d)(f)		1,194,788	1,194,788
First Union National Bank Commercial Mortgage Trust sequential pay Series 1999-C4 Class G, 6.5% 12/15/31 (d)		3,700,000	2,413,581
First Union National Bank-Bank of America Commercial Mortgage Trust Series 2001-C1 Class H, 7.039% 3/15/33 (d)		920,000	598,121
GE Capital Commercial Mortgage Corp.:
sequential payer Series 2000-1 Class A2, 6.496% 1/15/33		2,046,291	1,804,564
Series 2002-1A Class H, 7.3918% 12/10/35 (d)(f)		1,015,000	720,557
Series 2005-C3 Class J, 5.2736% 7/10/45 (d)(f)		2,277,000	352,718
Global Signal Trust II Series 2004-2A:
Class D, 5.093% 12/15/14 (d)		5,000,000	4,496,650
Class E, 5.587% 12/15/14 (d)		1,350,000	1,164,769
Global Signal Trust III Series 2006-1:
Class D, 6.052% 2/15/36 (d)		1,045,000	752,181
Class E, 6.495% 2/15/36 (d)		620,000	427,149
Class F, 7.036% 2/15/36		1,576,000	1,043,076
GMAC Commercial Mortgage Securities, Inc.:
Series 1997-C1 Class H, 6.6% 7/15/29		3,197,595	1,249,706
Series 1997-C2:
Class E, 7.624% 4/15/29 (f)		115,281	115,042
Class F, 6.75% 4/15/29 (f)		7,131,000	5,841,009
Class G, 6.75% 4/15/29 (f)		4,000,000	1,587,854
Class H, 6.75% 4/15/29 (f)		6,995,714	1,256,061
Series 1999-C1 Class F, 6.02% 5/15/33 (d)		7,100,000	4,828,000
Series 1999-C2I Class K, 6.481% 9/15/33 (h)		7,875,000	510,379
Series 1999-C3:
Class J, 6.974% 8/15/36 (d)		2,788,000	2,410,546
Class K, 6.974% 8/15/36 (d)		5,260,000	1,298,371
Series 2000-C1:
Class G, 7% 3/15/33 (d)		2,150,000	1,571,750
Class H, 7% 3/15/33 (d)		1,093,000	714,463
Class K, 7% 3/15/33		2,473,000	1,010,548
Greenwich Capital Commercial Funding Corp.:
Series 2003-C2 Class J, 5.234% 11/5/13 (d)(f)		3,210,000	841,761
Series 2005-GG3:
Class J, 4.685% 8/10/42 (d)(f)		900,000	87,094
Commercial Mortgage Securities - continued
		Principal Amount (b)	Value
Greenwich Capital Commercial Funding Corp.: - continued
Series 2005-GG3:
Class K, 4.685% 8/10/42 (d)(f)		$ 1,700,000	$ 161,254
GS Mortgage Securities Corp. II:
Series 1997-GL Class H, 8.0595% 7/13/30 (d)(f)		3,736,000	2,674,602
Series 1998-GLII:
Class F, 8.011% 4/13/31 (d)(f)		485,213	456,092
Class G, 8.011% 4/13/31 (d)(f)		2,083,000	1,612,034
Series 2001-GL3A Class JGGP, 7.6436% 8/5/18 (d)(f)		2,850,000	1,282,500
Series 2004-GG2:
Class J, 5.067% 8/1/38 (d)(f)		420,000	84,000
Class K, 5.067% 8/1/38 (d)(f)		720,000	144,000
Series 2006-RR2:
Class M, 5.6902% 6/1/46 (d)(f)		727,000	58,160
Class N, 5.6902% 6/1/46 (d)(f)		160,000	12,800
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-A:
Class G, 6% 10/15/32 (d)(f)		2,003,000	1,547,097
Class X, 1.8241% 10/15/32 (d)(f)(g)		23,163,724	254,801
Series 2002-C1 Class E, 6.135% 7/12/37 (d)		1,540,000	754,075
Series 2002-CIB4:
Class E, 6.9551% 5/12/34 (d)(f)		1,500,000	1,318,453
Class F, 7.3471% 5/12/34 (d)(f)		1,400,000	812,000
Series 2003-CB7 Class L, 5.173% 1/12/38 (d)(f)		4,096,000	369,098
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2004-CBX Class D, 5.097% 1/12/37 (f)		1,140,000	458,394
Series 2005-PRKS Class A, 10.075% 1/15/15 (d)(f)		2,282,104	1,688,757
JPMorgan Commercial Mortgage Finance Corp.:
Series 1997-C5 Class F, 7.5605% 9/15/29		5,000,000	3,990,400
Series 1999-C7:
Class F, 6% 10/15/35 (d)		920,187	909,081
Class G, 6% 10/15/35 (d)		13,273,000	10,632,718
Class H, 6% 10/15/35 (d)		1,991,000	622,870
Class NR, 6% 10/15/35 (d)		6,086,925	730,431
Series 1999-C8:
Class G, 6% 7/15/31 (d)		1,075,000	920,179
Class H, 6% 7/15/31 (d)		2,045,000	1,227,000
LB Commercial Conduit Mortgage Trust:
Series 1998-C1 Class K, 6.3% 2/18/30 (d)		2,483,000	384,865
Series 1998-C4 Class G, 5.6% 10/15/35 (d)		2,660,000	1,941,800
Commercial Mortgage Securities - continued
		Principal Amount (b)	Value
LB Multi-family Mortgage Trust Series 1991-4 Class A1, 7.0935% 4/25/21 (d)(f)		$ 343,171	$ 308,854
LB-UBS Commercial Mortgage Trust:
Series 2001-C7:
Class M, 5.868% 11/15/33		4,957,000	2,305,005
Class P, 5.868% 11/15/33		1,320,000	343,147
Series 2002-C1:
Class J, 6.95% 3/15/34 (d)(f)		1,319,000	595,673
Class K, 6.428% 3/15/34 (d)		3,751,000	1,988,030
Series 2002-C2 Class M, 5.683% 7/15/35 (d)		950,000	385,724
Mach One Trust LLC Series 2004-1A:
Class L, 5.45% 5/28/40 (d)(f)		1,393,000	111,440
Class M, 5.45% 5/28/40 (d)(f)		1,533,000	107,310
Merrill Lynch Financial Asset, Inc.:
Series 2005-CA16:
Class F, 4.384% 7/12/15	CAD	551,000	285,564
Class G, 4.384% 7/12/15	CAD	275,000	135,400
Class H, 4.384% 7/12/15	CAD	184,000	86,114
Class J, 4.384% 7/12/15	CAD	275,000	122,420
Class K, 4.384% 7/12/15	CAD	275,000	116,509
Class L, 4.384% 7/12/15	CAD	184,000	74,232
Class M, 4.384% 7/12/15	CAD	772,000	202,592
Series 2005-CA17:
Class F, 4.525% 11/12/37 (f)	CAD	812,000	407,115
Class G, 4.525% 11/12/37 (f)	CAD	846,000	401,196
Class H, 4.525% 11/12/37 (f)	CAD	235,000	104,523
Class J, 4.525% 11/12/37 (f)	CAD	248,000	101,607
Class K, 4.525% 11/12/37 (f)	CAD	261,000	101,117
Class L, 4.525% 11/12/37 (f)	CAD	248,000	90,936
Class M, 4.525% 11/12/37 (f)	CAD	2,057,000	470,346
Merrill Lynch Mortgage Investors Trust:
Series 1997-C2 Class F, 6.25% 12/10/29 (f)		7,281,750	6,108,781
Series 1998-C3 Class E, 7.0657% 12/15/30 (f)		1,335,000	934,500
Series 1999-C1 Class G, 6.71% 11/15/31 (d)		2,604,000	436,951
Merrill Lynch Mortgage Trust:
Series 2002-MW1:
Class H, 5.695% 7/12/34 (d)		1,975,000	676,309
Class J, 5.695% 7/12/34 (d)		700,000	165,853
Series 2004-KEY2:
Class J, 5.091% 8/12/39 (d)(f)		1,869,000	195,695
Class K, 5.091% 8/12/39 (d)(f)		1,482,000	142,487
Series 2006-KEY2 Class L, 5.091% 8/12/39 (d)		1,370,000	129,355
Commercial Mortgage Securities - continued
		Principal Amount (b)	Value
Mezz Capital Commercial Mortgage Trust:
Series 2004-C1:
Class F, 9.422% 10/15/13 (d)		$ 645,000	$ 521,738
Class G, 12.349% 10/15/13 (d)		465,000	326,942
Class IO, 7.7954% 1/15/18 (f)(g)		951,575	126,744
Series 2004-C2:
Class D, 7.347% 10/15/40 (d)		1,074,000	801,580
Class E, 8.309% 10/15/40 (d)		441,000	318,532
Class F, 10.223% 10/15/40 (d)		772,000	626,044
Class G, 12.933% 10/15/40 (d)		497,000	368,208
Series 2005-C3:
Class D, 7.7% 5/20/44 (d)		1,039,000	743,561
Class E, 8.757% 5/20/44 (d)		738,000	524,820
Class F, 10.813% 5/20/44 (d)		479,000	381,115
Class G, 10% 5/20/44 (d)		673,000	423,570
Morgan Stanley Capital I Trust:
sequential payer Series 2004-RR2 Class A2, 5.45% 10/28/33 (d)		2,797,764	2,617,985
Series 1997-RR Class G1, 7.5874% 4/30/39 (d)(f)		2,875,853	966,862
Series 1998-CF1 Class F, 7.35% 7/15/32 (d)		2,020,000	1,898,800
Series 1998-HF2 Class G, 6.01% 11/15/30 (d)		3,985,745	3,715,969
Series 1999-CAM1:
Class M, 6.54% 3/15/32 (d)		2,106,170	344,359
Class N, 6.54% 3/15/32 (d)		293,573	35,480
Series 2005-HQ7:
Class E, 5.3783% 11/14/42 (f)		1,175,000	260,721
Class F, 5.3783% 11/14/42 (f)		2,380,000	493,612
Morgan Stanley Dean Witter Capital I Trust:
Series 2000-LIFE Class H, 6.5% 11/15/36 (d)		773,000	564,396
Series 2003-TOP9 Class E, 5.8864% 11/13/36 (d)(f)		575,000	192,947
NationsLink Funding Corp.:
Series 1998-2:
Class F, 7.105% 8/20/30 (d)		5,871,189	5,095,779
Class G, 5% 8/20/30 (d)		1,315,000	936,116
Class J, 5% 8/20/30 (d)		2,000,000	1,145,625
Series 1999-1 Class H, 6% 1/20/31 (d)		1,340,000	1,259,600
Nomura Asset Securities Corp. Series 1998-D6 Class B1, 6% 3/15/30 (d)		7,453,000	4,363,036
Penn Mutual Life Insurance Co./Penn Insurance & Annuity Co. floater Series 1996-PML Class M, 7.9% 11/15/26 (d)		2,384,862	2,348,870
Prudential Securities Secured Financing Corp.:
Series 1998-C1 Class F, 6.8835% 2/15/13 (d)(f)		3,765,000	3,481,533
Commercial Mortgage Securities - continued
		Principal Amount (b)	Value
Prudential Securities Secured Financing Corp.: - continued
Series 1999-NRF1 Class F, 6.074% 11/1/31 (d)		$ 2,250,000	$ 2,005,025
Real Estate Asset Liquidity Trust:
Series 2006-2:
Class F, 4.456% 9/12/38 (d)	CAD	1,170,000	621,361
Class G, 4.456% 9/12/38 (d)	CAD	585,000	326,341
Class H, 4.456% 9/12/38 (d)	CAD	390,000	210,537
Class J, 4.456% 9/12/38 (d)	CAD	390,000	179,035
Class K, 4.456% 9/12/38 (d)	CAD	195,000	80,962
Class L, 4.456% 9/12/38 (d)	CAD	281,000	109,015
Class M, 4.456% 9/12/38 (d)	CAD	1,413,000	293,086
Series 2007-1:
Class F, 4.57% 4/12/23	CAD	1,515,000	855,287
Class G, 4.57% 4/12/23	CAD	505,000	275,023
Class H, 4.57% 4/12/23	CAD	505,000	253,687
Class J, 4.57% 4/12/23	CAD	505,000	227,139
Class K, 4.57% 4/12/23	CAD	253,000	106,970
Class L, 4.57% 4/12/23	CAD	757,000	301,157
Class M, 4.57% 4/12/23	CAD	2,222,418	483,026
RMF Commercial Mortgage, Inc. Series 1997-1 Class G, 9.15% 1/15/19 (a)(d)(f)		384,889	2,887
Salomon Brothers Mortgage Securities VII, Inc.:
floater Series 1999-C1 Class H, 7% 5/18/32 (d)(f)		2,500,000	1,749,254
Series 2001-C1 Class E, 6.31% 12/18/35		1,155,000	694,461
Series 2001-MMA:
Class E6, 6.5% 2/18/34 (d)(f)		2,150,000	1,968,594
Class F6, 6.5% 2/18/34 (d)(f)		475,000	425,051
SBA CMBS Trust Series 2006-1A Class J, 7.825% 11/15/36 (d)		1,105,000	560,445
Structured Asset Securities Corp. Series 1997-LLI Class F, 7.3% 10/12/34 (d)		2,630,000	1,309,924
UBS Commercial Mortgage Trust Series 2007-FL1 Class G, 1.9975% 9/15/09 (d)(f)		2,500,000	1,500,000
Wachovia Bank Commercial Mortgage Trust Series 2004-C15 Class 175C, 6.0432% 10/15/41 (d)(f)		1,232,982	293,628
Wachovia Ltd./Wachovia LLC Series 2006-1 Class 1ML, 8.7113% 9/25/26 (d)(f)		4,815,000	288,900
Washington Mutual Multi-family Mortgage LLC Series 2001-1 Class B4, 7.1892% 10/18/31 (d)(f)		5,163,000	4,397,554
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $332,652,471)			207,681,479
Nonconvertible Preferred Stocks - 3.4%
	Shares	Value
Banks and Thrifts - 0.1%
MFH Financial Trust I 9.50% (d)	16,845	$ 168,450
Homebuilding/Real Estate - 3.2%
Annaly Capital Management, Inc. Series A, 7.875%	79,155	1,451,703
Apartment Investment & Management Co.:
Series G, 9.375%	16,500	231,330
Series T, 8.00%	103,000	1,297,800
Series U, 7.75%	16,000	208,000
Cedar Shopping Centers, Inc. 8.875%	34,311	339,679
CenterPoint Properties Trust Series D, 5.377%	2,775	971,250
Developers Diversified Realty Corp. (depositary shares) Series G, 8.00%	107,000	720,110
Hersha Hospitality Trust Series A, 8.00%	24,836	213,093
Lexington Realty Trust 7.55%	20,000	160,000
Mid-America Apartment Communities, Inc. Series H, 8.30%	73,600	1,600,800
PS Business Parks, Inc. (depositary shares) Series L, 7.60%	44,000	721,600
Public Storage Series M, 6.625%	67,791	1,220,238
Strategic Hotel & Resorts, Inc. Series B, 8.25%	65,400	284,490
Taubman Centers, Inc. Series G, 8.00%	22,500	328,500
Weingarten Realty Investors (SBI) Series F, 6.50%	22,680	299,149
		10,047,742
Hotels - 0.1%
Innkeepers USA Trust Series C, 8.00%	35,000	131,250
Red Lion Hotels Capital Trust 9.50%	27,750	305,250
		436,500
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $23,118,955)		10,652,692
Floating Rate Loans - 0.4%
	Principal Amount (b)
Homebuilding/Real Estate - 0.2%
MDS Realty Holdings LLC:
Tranche M1, term loan 4.4276% 1/1/09 (f)	$ 147,734	124,096
Tranche M3, term loan 5.6776% 1/1/09 (f)	161,164	128,931
Tishman Speyer Properties term loan 3.23% 12/27/12 (f)	1,451,000	507,850
		760,877
Floating Rate Loans - continued
	Principal Amount (b)	Value
Specialty Retailing - 0.2%
Toys 'R' US, Inc. term loan 5.85% 12/8/09 (f)	$ 1,150,000	$ 575,000
TOTAL FLOATING RATE LOANS (Cost $2,887,992)		1,335,877
Interfund Loans - 3.3%

With VIP Equity-Income Portfolio Initial Class 2.51%, due 12/1/08 (c) (Cost $10,332,000)	10,332,000	10,332,000
Preferred Securities - 0.4%

Diversified Financial Services - 0.0%
Cairn High Grade ABS CDO PLC Series 2006-2A Class SUB, 1/13/47 (d)	1,100,000	935
Harp High Grade CDO I Ltd. Series 2006-1, 7/8/46 (d)	2,140,000	214
Ipswich Street CDO Series 2006-1, 6/27/46 (d)	2,515,000	0
Kent Funding III Ltd. 11/5/47 (d)	1,100,000	0
		1,149
Homebuilding/Real Estate - 0.4%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (d)	3,000,000	452,439
Crest Dartmouth Street 2003 1 Ltd. Series 2003-1A Class PS, 6/28/38 (d)	2,730,000	631,302
Crest G-Star Ltd. Series 2001-2A Class PS, 2/25/32 (d)	1,100,000	171,860
		1,255,601
TOTAL PREFERRED SECURITIES (Cost $13,476,237)		1,256,750
Cash Equivalents - 2.2%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at:
0.21%, dated 11/28/08 due 12/1/08 (Collateralized by U.S. Treasury Obligations) #	$ 2,147,037	$ 2,147,000
0.23%, dated 11/28/08 due 12/1/08 (Collateralized by U.S. Treasury Government Obligations) #	4,830,094	4,830,000
TOTAL CASH EQUIVALENTS (Cost $6,977,000)		6,977,000
TOTAL INVESTMENT PORTFOLIO - 98.7% (Cost $548,882,426)		308,370,696
NET OTHER ASSETS - 1.3%		3,992,646
NET ASSETS - 100%		$ 312,363,342
Currency Abbreviation
CAD	-	Canadian dollar
Legend
(a) Non-income producing - Issuer is in default.
(b) Principal amount is stated in United States dollars unless otherwise noted.
(c) Loan is with an affiliated fund.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $211,644,281 or 67.8% of net assets.

(e) Partial interest payment received on the last interest payment date.
(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool held as of the end of the period.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,996,225 or 0.6% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Credit Suisse First Boston Mortgage Securities Corp. Series 2001-CK6 Class NW, 6.08% 8/15/36	7/1/02	$ 1,048,076
Fannie Mae REMIC Trust Series 2001-W3 subordinate REMIC pass thru certificates: Class B3, 7% 9/25/41	5/21/03	$ 564,132
Class B4, 7% 9/25/41	11/2/01	$ 127,015
Class B5, 7% 9/25/41	11/2/01	$ 67,297
Fannie Mae REMIC Trust Series 2003-W1 subordinate REMIC pass thru certificates: Class B3, 5.75% 12/25/42	3/25/03	$ 1,610,055
Class B4, 5.75% 12/25/42	3/25/03	$ 656,390
Class B5, 5.75% 12/25/42	3/25/03	$ 137,036
Security	Acquisition Date	Acquisition Cost
Fannie Mae REMIC Trust Series 2003-W10 subordinate REMIC pass thru certificates: Class 2B4, 5.6236% 6/25/43	9/29/03	$ 125,426
Class 2B5, 5.6236% 6/25/43	9/29/03	$ 19,698
GMAC Commercial Mortgage Securities, Inc. Series 1999-C2I Class K, 6.481% 9/15/33	3/23/07	$ 4,528,125
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 3.895% 6/25/35	6/3/05	$ 943,960
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$2,147,000 due 12/01/08 at 0.21%
Banc of America Securities LLC	$ 436,700
Barclays Capital, Inc.	576,693
Deutsche Bank Securities, Inc.	1,133,607
$ 2,147,000
$4,830,000 due 12/01/08 at 0.23%
BNP Paribas Securities Corp.	$ 862,199
Barclays Capital, Inc.	1,438,724
Citigroup Global Markets, Inc.	528,692
Credit Suisse Securities (USA) LLC	4,489
Deutsche Bank Securities, Inc.	1,707,676
ING Financial Markets LLC	288,220
$ 4,830,000
Other Information

The following is a summary of the inputs used, as of November 30, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 308,370,696	$ 9,512,992	$ 210,363,417	$ 88,494,287
Percentage of Market Value	100.0%	3.1%	68.2%	28.7%
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ 121,504,396
Total Realized Gain (Loss)	(66,466)
Total Unrealized Gain (Loss)	(92,619,413)
Cost of Purchases	22,323,757
Proceeds of Sales	(9,883,076)
Amortization/Accretion	(996,601)
Transfer in/out of Level 3	48,231,690
Ending Balance	$ 88,494,287

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Income Tax Information
At November 30, 2008, the fund had a capital loss carryforward of approximately $7,057,288 all of which will expire on November 30, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2008

Assets
Investment in securities, at value (including repurchase agreements of $6,977,000) - See accompanying schedule: Unaffiliated issuers (cost $538,550,426)	$ 298,038,696
Other affiliated issuers (cost $10,332,000)	10,332,000
Total Investments (cost $548,882,426)		$ 308,370,696
Cash		516,797
Receivable for investments sold		2,749,816
Dividends receivable		92,459
Interest receivable		3,380,442
Prepaid expenses		5,556
Other affiliated receivables		721
Total assets		315,116,487

Liabilities
Payable for investments purchased	$ 2,140,014
Distributions payable	240,441
Accrued management fee	219,273
Other affiliated payables	19,562
Other payables and accrued expenses	133,855
Total liabilities		2,753,145

Net Assets		$ 312,363,342
Net Assets consist of:
Paid in capital		$ 550,745,537
Undistributed net investment income		10,896,895
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(8,759,614)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(240,519,476)
Net Assets, for 54,276,274 shares outstanding		$ 312,363,342
Net Asset Value, offering price and redemption price per share ($312,363,342 ÷ 54,276,274 shares)		$ 5.76

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2008

Investment Income
Dividends		$ 2,679,197
Interest (including $162,616 from affiliated interfund lending)		42,561,489
Total income		45,240,686

Expenses
Management fee	$ 3,189,071
Transfer agent fees	66,802
Accounting fees and expenses	219,121
Custodian fees and expenses	13,522
Independent trustees' compensation	2,087
Audit	286,059
Legal	2,333
Miscellaneous	6,985
Total expenses before reductions	3,785,980
Expense reductions	(73,939)	3,712,041
Net investment income		41,528,645
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(8,068,387)
Foreign currency transactions	(21,671)
Total net realized gain (loss)		(8,090,058)
Change in net unrealized appreciation (depreciation) on: Investment securities	(217,363,568)
Assets and liabilities in foreign currencies	(654)
Total change in net unrealized appreciation (depreciation)		(217,364,222)
Net gain (loss)		(225,454,280)
Net increase (decrease) in net assets resulting from operations		$ (183,925,635)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2008	Year ended November 30, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 41,528,645	$ 47,140,097
Net realized gain (loss)	(8,090,058)	1,132,979
Change in net unrealized appreciation (depreciation)	(217,364,222)	(64,736,130)
Net increase (decrease) in net assets resulting from operations	(183,925,635)	(16,463,054)
Distributions to shareholders from net investment income	(42,827,864)	(49,982,636)
Distributions to shareholders from net realized gain	(1,214,888)	(1,615,201)
Total distributions	(44,042,752)	(51,597,837)
Share transactions Proceeds from sales of shares	98,892,972	124,712,216
Reinvestment of distributions	40,638,082	46,220,450
Cost of shares redeemed	(119,616,099)	(182,223,065)
Net increase (decrease) in net assets resulting from share transactions	19,914,955	(11,290,399)
Total increase (decrease) in net assets	(208,053,432)	(79,351,290)

Net Assets
Beginning of period	520,416,774	599,768,064
End of period (including undistributed net investment income of $10,896,895 and undistributed net investment income of $12,818,551, respectively)	$ 312,363,342	$ 520,416,774
Other Information Shares
Sold	10,985,084	11,424,114
Issued in reinvestment of distributions	4,777,586	4,257,030
Redeemed	(12,960,929)	(16,938,350)
Net increase (decrease)	2,801,741	(1,257,206)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Cash Flows

Year ended November 30, 2008

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$ (183,925,635)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used in) operating activities:
Increase in receivable for investments sold	(2,664,121)
Decrease in dividend receivable	126,098
Decrease in interest receivable	16,014
Increase in prepaid expenses	(5,556)
Increase in other assets	(721)
Increase in payable for investments purchased	1,076,125
Decrease in other payables and accrued expenses	(94,456)
Purchases of long-term investments	(99,012,265)
Proceeds from sales of long-term investments	83,590,977
Purchases of and proceeds from maturities/sales of short-term investments - net	5,345,677
Net cash from return of capital distributions	546,622
Net amortization/accretion of premium/discount	(5,947,077)
Net realized loss on investment securities and foreign currency transactions	8,090,058
Change in net unrealized appreciation (depreciation) on investment securities and assets and liabilities in foreign currencies	217,364,222
Net cash provided by operating activities	24,505,962

Cash flows from financing activities:
Cash Distributions Paid	(3,436,738)
Proceeds from sales of shares	98,892,972
Cost of shares redeemed	(119,616,099)
Net cash used in financing activities	(24,159,865)
Net increase in cash	346,097
Cash, beginning of year	170,700
Cash, end of year	$ 516,797

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 10.11	$ 11.37	$ 11.37	$ 11.43	$ 10.96
Income from Investment Operations
Net investment income B	.804	.871	.958	.787	.947
Net realized and unrealized gain (loss)	(4.294)	(1.177)	.090	.186	.881
Total from investment operations	(3.490)	(.306)	1.048	.973	1.828
Distributions from net investment income	(.835)	(.924)	(.928)	(.853)	(.848)
Distributions from net realized gain	(.025)	(.030)	(.120)	(.180)	(.510)
Total distributions	(.860)	(.954)	(1.048)	(1.033)	(1.358)
Net asset value, end of period	$ 5.76	$ 10.11	$ 11.37	$ 11.37	$ 11.43
Total Return A	(37.01)%	(2.96)%	9.80%	9.00%	18.26%
Ratios to Average Net Assets C
Expenses before reductions	.85%	.82%	.82%	.82%	.82%
Expenses net of fee waivers, if any	.84%	.82%	.82%	.82%	.82%
Expenses net of all reductions	.83%	.82%	.82%	.82%	.81%
Net investment income	9.33%	8.02%	8.61%	7.01%	8.75%
Supplemental Data
Net assets, end of period (000 omitted)	$ 312,363	$ 520,417	$ 599,768	$ 523,457	$ 405,968
Portfolio turnover rate	20%	17%	22%	18%	27%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2008

1. Organization.

Fidelity Real Estate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Dealers who make markets in below investment grade securities, such as asset backed securities, collateralized mortgage obligations and commercial mortgage backed securities also consider such factors as the structure of the issue, cash flow assumptions, the value of underlying assets as well as any guarantees. During the year, instability in the credit markets for these asset classes resulted in less frequent observable market trading and fewer dealers valuing these securities. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value. Actual prices received at disposition may differ.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events and changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Security Valuation - continued

As of November 30, 2008, 68% of the securities held by the Fund were either valued based on a price provided by a single source or dealer or were fair valued. Actual prices may differ from the values that would be realized if the securities were sold, and the difference could be material.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, vintage year of securities, collateral quality, credit enhancement, market transactions in comparable securities, various relationships between security values and yield to maturity, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of November 30, 2008, for the Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

2. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. The Fund follows the provisions of Emerging Issues Task Force Issue No. 99-20 (EITF 99-20), "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" for certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities). Under EITF 99-20, if there is a change in the estimated cash flows for any of these securities, based on an evaluation of current information, then the estimated yield is adjusted on a prospective basis over the remaining life of the security. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS). Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,903,792
Unrealized depreciation	(233,769,703)
Net unrealized appreciation (depreciation)	(231,865,911)
Undistributed ordinary income	2,242,979
Capital loss carryforward	(7,057,288)

Cost for federal income tax purposes	$ 540,236,607

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	November 30, 2008	November 30, 2007
Ordinary Income	$ 43,552,392	$ 49,982,636
Long-term Capital Gains	490,360	1,615,201
Total	$ 44,042,752	$ 51,597,837

3. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $99,012,265 and $83,590,977, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .02% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $201 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans at period end are presented under the caption "Interfund Loans" in the Fund's Schedule of Investments with accrued interest included in Other Receivables on the Statement of Assets and Liabilities. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate
Lender	$ 9,657,785	2.45%

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $915 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

FMR or its affiliates agreed to reimburse a portion of the Fund's operating expenses, the reimbursement reduced expenses by $60,763.

In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $12,120 and $1,056, respectively.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 37% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholders were the owners of record of 12% of the total outstanding shares of the Fund.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

Annual Report

Notes to Financial Statements - continued

8. Other - continued

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $1,903, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

9. Credit and Liquidity Risk.

The Fund invests a significant portion of its assets in below investment grade securities with contractual cash flows, such as asset backed securities, collateralized mortgage obligations and commercial mortgaged backed securities. The value, liquidity and related income of these securities is sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates. Many of the Fund's investments in these asset classes have experienced increased volatility of market price and periods of illiquidity during the period. As a result, the price used by the Fund under these conditions may differ from the value that would be realized if the security was sold.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Real Estate High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and cash flows and the financial highlights present fairly, in all material respects, the financial position of Fidelity Real Estate High Income Fund (a fund of Fidelity Advisor Series I) at November 30, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Real Estate High Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 6, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversees 381 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's statement of additional information (SAI) includes more information about the trustees. To request a free copy, call Fidelity at 1-617-563-6414.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), a trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Currently, Mr. Dirks serves as a member of the Board of Directors for Brookville Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Thomas C. Hense (44)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the Fidelity funds. Mr. Lydecker is an employee of Fidelity Investments.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The fund designates $28,725,466 of distributions paid during the period January 1, 2008 to November 30, 2008 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 18, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	25,533,645,076.55	95.758
Withheld	1,131,045,213.53	4.242
TOTAL	26,664,690,290.08	100.000
Dennis J. Dirks
Affirmative	25,686,005,364.53	96.330
Withheld	978,684,925.55	3.670
TOTAL	26,664,690,290.08	100.000
Edward C. Johnson 3d
Affirmative	25,589,947,163.14	95.969
Withheld	1,074,743,126.94	4.031
TOTAL	26,664,690,290.08	100.000
Alan J. Lacy
Affirmative	25,669,138,246.63	96.266
Withheld	995,552,043.45	3.734
TOTAL	26,664,690,290.08	100.000
Ned C. Lautenbach
Affirmative	25,672,946,891.13	96.281
Withheld	991,743,398.95	3.719
TOTAL	26,664,690,290.08	100.000
Joseph Mauriello
Affirmative	25,675,331,192.42	96.290
Withheld	989,359,097.66	3.710
TOTAL	26,664,690,290.08	100.000
Cornelia M. Small
Affirmative	25,677,299,164.74	96.297
Withheld	987,391,125.34	3.703
TOTAL	26,664,690,290.08	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	25,644,596,204.07	96.174
Withheld	1,020,094,086.01	3.826
TOTAL	26,664,690,290.08	100.000
David M. Thomas
Affirmative	25,683,151,595.87	96.319
Withheld	981,538,694.21	3.681
TOTAL	26,664,690,290.08	100.000
Michael E. Wiley
Affirmative	25,681,657,144.60	96.313
Withheld	983,033,145.48	3.687
TOTAL	26,664,690,290.08	100.000
PROPOSAL 2
To amend the Declaration of Trust of Fidelity Advisor Series I to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	14,366,154,116.59	53.877
Against	3,894,779,838.51	14.607
Abstain	853,635,309.57	3.201
Broker Non-Votes	7,550,121,025.41	28.315
TOTAL	26,664,690,290.08	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate High Income Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

On June 19, 2008, the Board voted to continue the fund's Advisory Contracts for one month, through July 31, 2008, in connection with the reorganization of the Fidelity funds under two separate boards. The Board considered that the contractual terms of and fees payable under the fund's Advisory Contracts involve no changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the nature or level of services provided under the fund's Advisory Contracts; or (iii) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be extended, without modification, through July 31, 2008, with the understanding that the Board would consider their renewal in July 2008.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Japan) Inc., and Fidelity Management & Research (Hong Kong) Limited.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Real Estate High Income Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the fourth quartile for the one-year period and the third quartile for the three- and five-year periods. The Board noted that FMR does not consider that peer group to be a particularly meaningful comparison for the fund, however, because the peer group comprises funds with widely varied investment objectives. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that will be taken by FMR to attempt to improve the fund's below-benchmark performance. The Board will continue to closely monitor the performance of the fund in the coming year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 69% means that 31% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Real Estate High Income Fund

The Board noted that the fund's management fee ranked above the median of its Total Mapped Group and above the median of its ASPG for 2007. The Board considered that the fund is a unique investment product for large institutional clients that (unlike typical high income funds) focuses on real estate-related securities and, as such, competitive rankings are less meaningful. FMR is not aware of any other mutual funds with equivalent investment objectives, nor does Lipper have an investment objective category that matches the fund's investment policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked equal to its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management &
Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

Fidelity Investments Japan Limited

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY

REHI-UANN-0109
1.786712.105

Item 2. Code of Ethics

As of the end of the period, November 30, 2008, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Real Estate High Income Fund (the "Fund"):

Services Billed by PwC

November 30, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Real Estate High Income Fund	$277,000	$-	$6,900	$1,800

November 30, 2007 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Real Estate High Income Fund	$203,000	$-	$2,900	$1,600

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund ("Fund Service Providers"):

Services Billed by PwC

	November 30, 2008A	November 30, 2007A
Audit-Related Fees	$2,110,000	$-
Tax Fees	$2,000	$-
All Other Fees	$250,000	$150,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund are as follows:

Billed By	November 30, 2008 A	November 30, 2007 A
PwC	$3,185,000	$1,465,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Fund, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Fund and its related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The Fidelity fund's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund's last two fiscal years relating to services provided to (i) the Fund or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) for the Fund provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the Fund's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

I

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 9, 2009
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	February 9, 2009